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                                                                    EXHIBIT 10.5


MARCH 19, 2002                                                  JEFFREY SCHWARTZ
                                                                   PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER
                                                       Direct Line: 949.225.4510
                                                               FAX: 949.797.0488
\                                                         jeffreys@autobytel.com



Robert S. Grimes
R.S. Grimes & Co., Inc.
The Empire State Building
350 Fifth Avenue, Suite 7801
New York, NY 10018



Dear Mr. Grimes:

        Reference is hereby made to that certain Consulting Agreement entered between Autobytel Inc. (formerly autobytel.com inc.) and Robert Grimes as of April 1, 2000.

        The parties hereby agree to extend the term of the agreement for the period of one year. All other terms and conditions remain unchanged.

        Please evidence your agreement with the foregoing by signing below and returning a copy to the undersigned.



                                        Very truly yours,

                                        Autobytel Inc.



                                        By:  /s/ Jeffrey Schwartz
                                            ------------------------------------


AGREED AND ACCEPTED

This 26th day of March, 2002



 /s/ Robert Grimes
--------------------------------
 Robert S. Grimes